THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS PROMISSORY NOTE IS RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.


                              PROMISSORY NOTE

SEPTEMBER 23, 2005                                                   $60,000.00


      For value received, CELL POWER TECHNOLOGIES, INC., a Florida corporation (the "Maker"), hereby promises to pay to the order of YESHIVA RABBI SOLOMON KLUGER, a New York not-for-profit corporation (the "Payee"), the principal amount of Sixty Thousand Dollars ($60,000.00) (the "Principal Amount") plus interest thereon from the date hereof until paid
on the terms and subject to the conditions set forth herein.   This
Promissory Note is being issued pursuant to the Loan Agreement dated as of September 23, 2005 (the "Loan Agreement") by and between the Maker and the Payee. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

      1. PAYMENTS. The outstanding Principal Amount of this Promissory Note and all interest accrued thereon shall become due and payable in full on the 120th day after the Initial Closing under the Loan Agreement. The Maker shall have the right to prepay the Principal Amount and all interest accrued thereon in whole or in part without penalty or premium at any time. Any prepayment amount shall be applied first to any accrued but unpaid interest on the outstanding Principal Amount and then to the Principal Amount. The Maker agrees that the gross proceeds from any issuance by the Maker of any equity, debt or other securities (other than the issuance of common stock upon the exercise of any option, warrant or other right to purchase common stock outstanding as of the date hereof which has at least a nominal strike price, exercise price, conversion price or similar mechanism) or the gross proceeds of any loan made to the Maker shall be applied to the repayment of the outstanding Principal Amount of this Promissory Note.

      2. INTEREST. Interest shall accrue on the outstanding Principal Amount of the Promissory Note at the annual rate of 6.0%.

       3.   EVENTS OF DEFAULT.

(a)   Each of the following shall constitute an "Event of Default":

      i. The Maker shall default in the payment of the Principal Amount of this Promissory Note or any other amount due hereunder, and, in any such instance, the same shall continue for a period of ninety (90) days; or

            ii. Any of the representations or warranties made by the Maker herein, in the Loan Agreement or any other agreement, instrument, certificate or financial or other written statement heretofore or hereafter furnished by the Maker in connection with the execution and delivery of this Promissory Note and/or the Loan Agreement shall be false or misleading in any material respect at the time made; or

            iii. The Maker shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Maker under this Promissory Note (other than those referred to in clause
(i) above), the Loan Agreement or any Transaction Agreement, and such failure shall continue uncured for a period of thirty (30) days after written notice from the Payee of such failure; or

            iv. The Maker shall (A) admit in writing its inability to pay its debts generally as they mature; (B) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (C) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            v. A trustee, liquidator or receiver shall be appointed for the Maker or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

            vi. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Maker and shall not be dismissed within sixty (60) days thereafter; or
                        vii. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Maker and, if instituted against the Maker, shall not be dismissed within sixty
(60) days after such institution or the Maker shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

       (b) If an Event of Default shall have occurred and is continuing, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been cured (to the extent the same is capable of being cured) or waived in writing by the Payee (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the Payee and in the Payee's sole discretion, this Promissory Note shall be immediately due and payable in full, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Payee may immediately enforce any and all of the Payee's rights and remedies provided herein or any other rights or remedies afforded by law, including, but not necessarily limited to, the equitable remedy of specific performance and injunctive relief.
In furtherance of the foregoing and not in limitation thereof, the Payee will be entitled to receive payment in cash in full of the outstanding principal and accrued interest on this Promissory Note upon such Event of Default.


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

      4. NO IMPAIRMENT. Maker will not, by amendment of its certificate or articles of incorporation, contract or agreement, or through any reorganization, transfer of assets, merger, dissolution, issuance or sale of securities or any other voluntary action or inaction, intentionally avoid or seek to avoid the observance or performance of any of the material terms to be observed or performed hereunder by Maker but will at all times in good faith assist in the carrying out of all the provisions of this Promissory Note.

      5. WAIVERS. The Maker hereby waives presentment for payment, demand, protest and notice of dishonor.

      6. CUMULATIVE RIGHTS. No delay on the part of the Payee of this Promissory Note in the exercise of any power or right under this Promissory Note, or under any document or instrument executed in connection herewith (including the Exchange Agreement), shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right, nor shall any delay, omission or waiver on one occasion be deemed a bar to or waiver of the same or any other right on future occasions.

      7.    ATTORNEYS' FEES AND COSTS. In the event that this Promissory
Note is placed in the hands of attorneys for collection, or in the event this Promissory Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees, incurred by the Payee hereof on account of such collection.

      8. GOVERNING LAW. This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Promissory Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

      9. JURY TRIAL WAIVER. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Promissory Note.

      10. NOTICES. Any notice required or permitted hereunder shall be given in manner provided in Section 8 of the Loan Agreement, the terms of which are incorporated herein by reference.

      11. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Promissory Note may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Promissory Note, together with the Loan Agreement and the other Transaction Agreements, contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

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

      12. SEVERABILITY. If any provision of this Promissory Note shall be held to be unenforceable by a court of competent jurisdiction, such provisions shall be severed from this Promissory Note and the remainder of this Promissory Note shall continue in full force and effect.

      13. ASSIGNMENT. This Promissory Note may not be assigned by the Maker or the Payee without the consent of the other party. The terms and conditions of this Promissory Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

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      IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be executed as of the 23rd day of September, 2005.


                              CELL POWER TECHNOLOGIES, INC.

                              By: /s/ Jacob Herskovits
                              Name: Jacob Herskovits
                              Title: President

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